                 ---------------------------------------------
                    THE BERGER INSTITUTIONAL PRODUCTS TRUST

                                     [LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                                                             BERGER IPT-100 FUND
                                               BERGER IPT-GROWTH AND INCOME FUND
                                            BERGER IPT-SMALL COMPANY GROWTH FUND
                                              BERGER/BIAM IPT-INTERNATIONAL FUND

BERGER INSTITUTIONAL PRODUCTS TRUST

ANNUAL REPORT

DECEMBER 31, 1998

                              BERGER IPT-100 FUND
                        BERGER IPT-GROWTH & INCOME FUND
                      BERGER IPT-SMALL COMPANY GROWTH FUND
                       BERGER/BIAM IPT-INTERNATIONAL FUND

                               Table of Contents

                                                                        PAGE
                                                                        ----
Berger IPT-100 Fund
  Portfolio Manager's Commentary......................................    1
  Schedule of Investments.............................................    3

Berger IPT-Growth and Income Fund
  Portfolio Manager's Commentary......................................    7
  Schedule of Investments.............................................    9

Berger IPT-Small Company Growth Fund
  Portfolio Manager's Commentary......................................   13
  Schedule of Investments.............................................   15

Berger/BIAM IPT-International Fund
  Portfolio Manager's Commentary......................................   19
  Schedule of Investments.............................................   21

Financial Statements..................................................   25
Financial Highlights..................................................   29
Notes to Financial Statements.........................................   32
Report of Independent Accountants.....................................   37

BERGER IPT-100 FUND ANNUAL REPORT

PORTFOLIO MANAGER'S COMMENTARY                                  PATRICK S. ADAMS

PERFORMANCE

    Despite strong performances in the first and fourth quarters that bested those of its indexes, the Berger IPT - 100 Fund (the "Fund") finished the year with a return that lagged those of the indexes. Our Fund's total annual return was 16.29%(1) for the year ended December 31, 1998, compared to 28.60% for the Standard & Poor's (S&P) 500(2) and 19.11% for the S&P MidCap 400(3).

YEAR IN REVIEW

    By many measures, the year now behind us was the most volatile in over a decade. The market went up strongly in the first quarter, buoyed by confidence in the recovery of Asian economies. Investors began to reinvest in some of the stocks, particularly in the technology sector, that they had dismissed the previous quarter over concerns (often unfounded) about exposure to Asia. Our overweighting in technology stocks benefited first quarter performance.

    Confidence plummeted in mid-April, however, when a second bout of Asian flu hit hard. The market went into a tailspin, and investors scurried for the "safe haven" of large index stocks. Technology, once again, felt the brunt of investors' Asian fears, and our holdings in this sector, which we increased during the quarter on the strength of its perceived long-term prospects, dragged down performance.

    The situation deteriorated further in the third quarter as investors detected signs that Asian difficulties were spreading outwards and triggering a decline in the global economy. By the end of August, the U.S. stock market, as measured by the Dow Jones Industrial Average, was down almost 20% from its previous high. The Fund suffered its worst decline for the year, reflecting the wide gap that opened this quarter between large-company and small- to mid-sized-company performance. The bears appeared to be awakening from their long hibernation.

    But the bulls came roaring back in the fourth quarter, aided by the Federal Reserve Board, whose interest rate cuts helped stabilize U.S. financial markets. Our Fund, too, came roaring back and significantly outperformed the S&P 500 and the S&P MidCap 400 for this quarter.

    The primary reason that we lagged the performance of our indexes for the year is the same reason that we beat the indexes during the first and fourth quarters. That is, we are more heavily weighted towards mid cap stocks. (Our median market cap consistently has been under $10 billion.) During the first and fourth quarters, investors felt more confident about the economy and, in turn, about the market. They began to cast a wider net and invested in a broader range of stocks; as a result, mid cap and small cap stock returns picked up. In the second and third quarters, however, investors retreated to the big names, i.e., large cap stocks that dominate the S&P 500 that investors believe offer more liquidity and security in turbulent markets. Mid cap and small cap stock returns plummeted. We continued to avoid buying the largest companies this year because we believed they were too expensive relative to projected growth prospects. We remain true to our "growth at a reasonable price" philosophy.

LOOKING AHEAD

    We are optimistic about the year ahead. The global economy appears to be on much firmer ground than it was in 1998. The U.S. economy has moderate growth and low inflation, and the Federal Reserve seems inclined to lower rates if growth or credit spreads become undesirable. Europe's growth rate should accelerate with the implemented new Euro currency.

    Large cap growth stocks were very strong performers in 1998 as indicated by the S&P 500's gain of 28.60% for the year. In contrast, the S&P MidCap 400 was up 19.11%, and the Russell 2000(4) was down -2.55%. Because the market broadens when the economy is relatively strong or improving, we would expect the overall market to begin to catch up to the S&P 500 index in 1999. Our Fund is positioned to take advantage of the anticipated outperformance of mid to large cap stocks (compared to giant cap stocks) because of their substantial discount in valuation and comparable fundamentals.

    We will maintain our focus on technology and consumer stocks because we believe they will continue to be strong performers as global growth strengthens in 1999. We have little exposure to commodity-oriented groups.

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

(3) The S&P MidCap 400 Stock Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for stocks for mid-sized companies. One cannot invest directly in an index.

(4) The Russell 2000 index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                             IN BERGER IPT-100 FUND
                      VS. S&P 500 AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                            VALUE OF SHARES

                                                                                     BERGER IPT-    S&P 500           COST OF
                                                                                        100 FUND                 LIVING INDEX
5/1/1996                                                                                 $10,000    $10,000           $10,000
6/30/96                                                                                   $9,780    $10,303           $10,026
9/30/96                                                                                  $10,080    $10,619           $10,096
12/31/96                                                                                 $10,390    $11,503           $10,147
3/31/97                                                                                  $10,030    $11,813           $10,237
6/30/97                                                                                  $11,250    $13,871           $10,256
9/30/97                                                                                  $12,420    $14,909           $10,313
12/31/97                                                                                 $11,820    $15,335           $10,320
3/31/98                                                                                  $13,809    $17,470           $10,377
6/30/98                                                                                  $13,097    $18,045           $10,429
9/30/98                                                                                  $10,596    $16,253           $10,467
12/31/98                                                                                 $13,746    $19,709           $10,493
Berger IPT-100 Fund
Average Annual Total Return
As of December 31, 1998
                                                                                 Since Inception
1 Year                                                                                  (5/1/96)
16.29%                                                                                    12.65%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

BERGER IPT-100 FUND
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                                    PERCENT OF                 MARKET
PRINCIPAL AMOUNT                                                   NET ASSETS                  VALUE
-------------------------------------------------------------------------------------------------------

COMMON STOCK                                                             83.39%

AUTO/TRUCK-ORIGINAL EQUIPMENT                                             0.62%
              600       Lear Corp.*                                                         $   23,100
                                                                                            -----------

AUTO/TRUCK-REPLACEMENT PARTS                                              2.41%
            1,500       Federal-Mogul Corp.                                                     89,250
                                                                                            -----------

BANKS-MONEY CENTER                                                        1.37%
              300       BankAmerica Corp.                                                       18,037
              480       Chase Manhattan Corp.                                                   32,670
                                                                                            -----------
                                                                                                50,707
                                                                                            -----------

BANKS-SUPER REGIONAL                                                      0.96%
              100       Banc One Corp.                                                           5,106
              500       First Union Corp.                                                       30,406
                                                                                            -----------
                                                                                                35,512
                                                                                            -----------

BEVERAGE-SOFT DRINKS                                                      1.43%
            1,300       Pepsico, Inc.                                                           53,218
                                                                                            -----------

COMMERCIAL SERVICES-MISCELLANEOUS                                         0.01%
               18       Sodexho Marriott Services, Inc.*                                           498
                                                                                            -----------

COMPUTER SOFTWARE-ENTERPRISE                                              1.49%
              800       J.D. Edwards & Company*                                                 22,700
              600       Synopsys, Inc.*                                                         32,550
                                                                                            -----------
                                                                                                55,250
                                                                                            -----------

COMPUTER-GRAPHICS                                                         6.03%
            6,500       Cadence Design Systems, Inc.*                                          193,375
            1,800       CHS Electronics, Inc.*                                                  30,487
                                                                                            -----------
                                                                                               223,862
                                                                                            -----------

COMPUTER-LOCAL NETWORKS                                                   3.56%
              750       3Com Corp.*                                                             33,609
            1,500       Ascend Communications, Inc.*                                            98,625
                                                                                            -----------
                                                                                               132,234
                                                                                            -----------

COMPUTER-MINI/MICRO                                                       2.64%
            1,600       Compaq Computer Corp.                                                   67,100
              200       Hewlett-Packard Company                                                 13,662
              200       Sun Microsystems, Inc.*                                                 17,125
                                                                                            -----------
                                                                                                97,887
                                                                                            -----------

COMPUTER-SERVICES                                                         0.52%
              300       Computer Sciences Corp.*                                                19,331
                                                                                            -----------

DIVERSIFIED OPERATIONS                                                    2.54%
            1,250       Tyco International Ltd.                                                 94,296
                                                                                            -----------

BERGER IPT-100 FUND
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                                    PERCENT OF                 MARKET
PRINCIPAL AMOUNT                                                   NET ASSETS                  VALUE
-------------------------------------------------------------------------------------------------------
ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                        0.48%
            1,000       Lam Research Corp.*                                                 $   17,812
                                                                                            -----------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                                    9.55%
            1,700       Altera Corp.*                                                          103,487
              400       Intel Corp.                                                             47,425
            1,560       Maxim Integrated Products, Inc.*                                        68,152
              400       Texas Instruments, Inc.                                                 34,225
            1,550       Xilinx, Inc.*                                                          100,943
                                                                                            -----------
                                                                                               354,232
                                                                                            -----------

FINANCE-CONSUMER/COMMERCIAL LOANS                                         6.40%
            1,300       Associates First Capital Corp. Class A                                  55,087
            4,600       Household International, Inc.                                          182,275
                                                                                            -----------
                                                                                               237,362
                                                                                            -----------

FINANCE-PUBLICLY TRADED INVESTMENT FUND                                   3.65%
            1,100       S&P Depositary Receipts                                                135,300
                                                                                            -----------

FINANCE-SAVINGS & LOANS                                                   0.85%
              900       GreenPoint Financial Corp.                                              31,612
                                                                                            -----------

FINANCIAL SERVICES-MISCELLANEOUS                                          2.63%
            2,550       Heller Financial, Inc.                                                  74,906
              300       Providian Financial Corp.                                               22,500
                                                                                            -----------
                                                                                                97,406
                                                                                            -----------

INSURANCE-DIVERSIFIED                                                     0.93%
              700       Citigroup Inc.                                                          34,650
                                                                                            -----------

LEISURE-HOTELS & MOTELS                                                   0.55%
              627       Promus Hotel Corp.*                                                     20,299
                                                                                            -----------

LEISURE-SERVICES                                                          0.95%
              500       Carnival Corp.                                                          24,000
              300       Royal Caribbean Cruises Ltd.                                            11,100
                                                                                            -----------
                                                                                                35,100
                                                                                            -----------

MEDIA-CABLE TV                                                            1.00%
              600       Time Warner, Inc.                                                       37,237
                                                                                            -----------

MEDIA-RADIO/TV                                                            2.58%
            1,200       Chancellor Media Corp.*                                                 57,450
              700       Clear Channel Communications, Inc.*                                     38,150
                                                                                            -----------
                                                                                                95,600
                                                                                            -----------

MEDICAL-BIOMEDICAL/GENETICS                                               2.61%
            2,150       Centocor, Inc.*                                                         97,018
                                                                                            -----------

MEDICAL-DRUG/DIVERSIFIED                                                  0.61%
              300       Warner-Lambert Company                                                  22,556
                                                                                            -----------

BERGER IPT-100 FUND
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                                    PERCENT OF                 MARKET
PRINCIPAL AMOUNT                                                   NET ASSETS                  VALUE
-------------------------------------------------------------------------------------------------------
MEDICAL-ETHICAL DRUGS                                                     1.04%
              300       Elan Corp. PLC ADR*                                                 $   20,868
              200       Eli Lilly Co.                                                           17,775
                                                                                            -----------
                                                                                                38,643
                                                                                            -----------

MEDICAL-HEALTH MAINTENANCE ORGANIZATIONS                                  0.93%
              800       United HealthCare Corp.                                                 34,450
                                                                                            -----------

MEDICAL-WHOLESALE DRUG/SUNDRIES                                           0.28%
              300       Bergen Brunswig Corp. Class A                                           10,462
                                                                                            -----------

OIL & GAS-INTERNATIONAL INTEGRATED                                        1.18%
              500       Texaco, Inc.                                                            26,437
              200       Mobil Corp.                                                             17,425
                                                                                            -----------
                                                                                                43,862
                                                                                            -----------

PAPER & PAPER PRODUCTS                                                    0.88%
              599       Kimberly-Clark Corp.                                                    32,645
                                                                                            -----------

POLLUTION CONTROL-SERVICES                                                5.72%
            1,500       Eastern Environmental Services, Inc.*                                   44,437
            3,600       Waste Management, Inc.*                                                167,850
                                                                                            -----------
                                                                                               212,287
                                                                                            -----------

RETAIL-APPAREL/SHOE                                                       2.62%
              900       Abercrombie & Fitch Co.*                                                63,675
              850       Ross Stores Inc.                                                        33,468
                                                                                            -----------
                                                                                                97,143
                                                                                            -----------

RETAIL-CONSUMER ELECTRONICS                                               0.66%
              400       Best Buy Co., Inc.*                                                     24,550
                                                                                            -----------

RETAIL-DEPARTMENT STORES                                                  3.83%
            3,600       Consolidated Stores Corp.*                                              72,675
            2,200       Saks, Inc.*                                                             69,437
                                                                                            -----------
                                                                                               142,112
                                                                                            -----------

RETAIL-MISCELLANEOUS/DIVERSIFIED                                          0.57%
              500       Barnes & Noble, Inc.*                                                   21,250
                                                                                            -----------

RETAIL/WHOLESALE-OFFICE SUPPLIES                                          1.69%
            1,700       Office Depot, Inc.*                                                     62,793
                                                                                            -----------

RETAIL/WHOLESALE-AUTO PARTS                                               1.24%
            1,400       Autozone, Inc.*                                                         46,112
                                                                                            -----------

RETAIL/WHOLESALE-BUILDING PRODUCTS                                        1.11%
              800       Lowes Cos., Inc.                                                        40,950
                                                                                            -----------

TELECOMMUNICATIONS-SERVICES                                               0.49%
              250       MCI WorldCom, Inc.*                                                     17,953
                                                                                            -----------

BERGER IPT-100 FUND
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                                    PERCENT OF                 MARKET
PRINCIPAL AMOUNT                                                   NET ASSETS                  VALUE
-------------------------------------------------------------------------------------------------------
TEXTILE-APPAREL MANUFACTURING                                             4.78%
            2,950       Tommy Hilfiger Corp.*                                               $  177,000
                                                                                            -----------
TOTAL COMMON STOCK (COST $2,521,440)                                                         3,093,541
                                                                                            -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS                                       13.47%
        $ 500,000       Federal Home Loan Mortgage Loan Corp.
                        4.50%, 1/4/99                                                          499,812
                                                                                            -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $499,812)                                       499,812
                                                                                            -----------

REPURCHASE AGREEMENT                                                      3.23%
        $ 120,000       State Street Repurchase Agreement, 4.40%
                        dated December 31, 1998, to be
                        repurchased at $120,059 on January 4,
                        1999, collateralized by Federal Home
                        Loan Bank Discount Note, December 4,
                        2000, with a value of $125,619                                         120,000
                                                                                            -----------
TOTAL REPURCHASE AGREEMENT (COST $120,000)                                                     120,000
                                                                                            -----------
TOTAL INVESTMENTS (COST $3,141,252)                                     100.09%              3,713,353
TOTAL LIABILITIES, LESS CASH AND OTHER ASSETS                            -0.09%                 (3,244)
                                                                                            -----------
NET ASSETS                                                              100.00%             $3,710,109
                                                                                            -----------
                                                                                            -----------

*      Non-income producing security.

See notes to financial statements.

BERGER IPT-GROWTH AND INCOME FUND ANNUAL REPORT

PORTFOLIO MANAGER'S COMMENTARY                                     TINO SELLITTO

PERFORMANCE

    The Berger IPT-Growth and Income Fund (the "Fund") delivered a total annual return of 25.03%(1) for the year ended December 31, 1998, compared to 28.60% for the Standard & Poor's (S&P) 500(2).

YEAR IN REVIEW

    We were very pleased with the performance of the Fund as it rallied in the last two months of the year to end up only slightly behind the S&P 500.

    In the first quarter of 1998, we were positioned conservatively and had a smaller weighting in technology stocks. As a result, we did not fully participate in the upward move of the market, and the Fund trailed the S&P 500 by nearly 4.0%. By the end of the first quarter, we had increased our technology weighting sufficiently to make it our largest sector.

    During the second quarter, concern about deteriorating economies in Asia caused investors to move into large cap blue-chip stocks that dominate the S&P 500 because these stocks are perceived to be safer. Turmoil at Sunbeam Corporation sent the stock price plummeting this quarter, which hurt Fund performance. For these reasons, we modestly underperformed the S&P 500 by about 1.25%.

    The third quarter was difficult for investors as concerns over Asia and Latin America resurfaced. However, the Fund had a good quarter, relative to the general market, incurring a loss of -7.45% versus -9.92% for the S&P 500. We added to our electric utility holdings during this quarter. Their high yields and good cash flows helped these stocks perform well in a tough market. A relatively high cash position during the quarter also gave us the liquidity we needed to add selectively to the portfolio on market weakness. We continued to hold a large position in technology with a focus on those companies with the most visible and consistent earnings.

    The Fund, like the market, rebounded strongly in the fourth quarter, and our gain of 20.35% only narrowly underperformed the 21.28% gain of the S&P 500. We attribute this positive performance to our continued focus on large, high-quality, consistent-growth companies and to the moves we made late in the year to establish larger weightings in technology, healthcare and consumer staples stocks. These sectors led the market recovery as investors rushed into sectors that still had strong sales and profit growth. At the same time, performance was enhanced by the fact that we had smaller positions in sectors that did not perform as well, including basic materials, capital goods, energy and transportation.

LOOKING AHEAD

    There are signs that 1999 could be another good year for equities. Expectations have been lowered for many companies, which could set the stage for these stocks to exceed what the market is anticipating. Several other factors also bode well for stocks in 1999, including low inflation, strong consumer spending and solid GDP growth. In the absence of a catastrophic event, we could see another year of good returns for the market.

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                      IN BERGER IPT-GROWTH AND INCOME FUND
                      VS. S&P 500 AND COST OF LIVING INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                              VALUE OF SHARES

                                                                                 BERGER IPT-GROWTH &    S&P 500
                                                                                         INCOME FUND
5/1/1996                                                                                     $10,000    $10,000
6/30/96                                                                                      $10,020    $10,303
9/30/96                                                                                      $10,400    $10,619
12/31/96                                                                                     $11,140    $11,503
3/31/97                                                                                      $11,190    $11,813
6/30/97                                                                                      $12,320    $13,871
9/30/97                                                                                      $14,110    $14,909
12/31/97                                                                                     $13,924    $15,335
3/31/98                                                                                      $15,318    $17,470
6/30/98                                                                                      $15,630    $18,045
9/30/98                                                                                      $14,465    $16,253
12/31/98                                                                                     $17,409    $19,709
Berger IPT-Growth & Income Fund
Average Annual Total Return
As of December 31, 1998
1 Year                                                                               Since Inception
                                                                                            (5/1/96)
25.03%                                                                                        23.08%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       INITIAL INVESTMENT $10,000
                                                                               COST OF LIVING INDEX
5/1/1996                                                                                    $10,000
6/30/96                                                                                     $10,026
9/30/96                                                                                     $10,096
12/31/96                                                                                    $10,147
3/31/97                                                                                     $10,237
6/30/97                                                                                     $10,256
9/30/97                                                                                     $10,313
12/31/97                                                                                    $10,320
3/31/98                                                                                     $10,377
6/30/98                                                                                     $10,429
9/30/98                                                                                     $10,467
12/31/98                                                                                    $10,493
Berger IPT-Growth & Income Fund
Average Annual Total Return
As of December 31, 1998
1 Year
25.03%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

BERGER IPT-GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
-------------------------------------------------------------------------------------------

COMMON STOCK                                                       78.31%

AEROSPACE/DEFENSE                                                   1.79%
        1,400      Raytheon Company                                             $   74,550
        1,500      General Dynamics Corp.                                           87,937
                                                                               ------------
                                                                                   162,487
                                                                               ------------

AGRICULTURAL OPERATIONS                                             0.79%
        2,650      Pioneer Hi-Bred International, Inc.                              71,550
                                                                               ------------

BANKS-SOUTHEAST                                                     1.51%
        3,600      First Tennessee National Corp.                                  137,025
                                                                               ------------

BANKS-SUPER REGIONAL                                                3.72%
        1,650      Northern Trust Corp.                                            144,065
        1,300      Wachovia Corp.                                                  113,668
        2,000      Wells Fargo Company                                              79,875
                                                                               ------------
                                                                                   337,608
                                                                               ------------

CHEMICALS-BASIC                                                     1.42%
        2,900      Akzo Nobel N.V.                                                 129,412
                                                                               ------------

COMPUTER SOFTWARE-DESKTOP                                           2.86%
        1,875      Microsoft Corp.*                                                260,039
                                                                               ------------

COMPUTER-LOCAL NETWORKS                                             3.92%
        3,800      3Com Corp.*                                                     170,287
        2,000      Cisco Systems, Inc.*                                            185,625
                                                                               ------------
                                                                                   355,912
                                                                               ------------

COMPUTER-MINI/MICRO                                                 2.11%
        1,100      Dell Computer Corp.*                                             80,506
        1,300      Sun Microsystems, Inc.*                                         111,312
                                                                               ------------
                                                                                   191,818
                                                                               ------------

COMPUTER-SERVICES                                                   1.08%
        1,300      IMS Health, Inc.                                                 98,068
                                                                               ------------

ELECTRICAL PRODUCTS-MISCELLANEOUS                                   0.72%
        1,350      Rockwell International Corp.                                     65,559
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                  2.82%
        3,100      Applied Materials, Inc.*                                        132,331
        2,500      Novellus Systems, Inc.*                                         123,750
                                                                               ------------
                                                                                   256,081
                                                                               ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                              5.63%
        1,500      Intel Corp.                                                     177,843
        2,200      Linear Technology Corp.                                         197,037
        1,600      Texas Instruments, Inc.                                         136,900
                                                                               ------------
                                                                                   511,780
                                                                               ------------

BERGER IPT-GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
-------------------------------------------------------------------------------------------
FINANCE-INVESTMENT MANAGEMENT                                       1.49%
        1,900      Morgan Stanley Dean Witter & Co.                             $  134,900
                                                                               ------------

FINANCE-MORTGAGE & RELATED SERVICES                                 2.75%
        2,500      Freddie Mac                                                     161,093
        1,200      Fannie Mae                                                       88,800
                                                                               ------------
                                                                                   249,893
                                                                               ------------

LEISURE-MOVIES & RELATED                                            0.97%
        3,500      Fox Entertainment Group, Inc.*                                   88,156
                                                                               ------------

MEDIA-CABLE TV                                                      1.81%
        2,800      Comcast Corp.                                                   164,325
                                                                               ------------

MEDIA-RADIO/TV                                                      1.75%
        5,800      Infinity Broadcasting Corp.*                                    158,775
                                                                               ------------

MEDICAL-BIOMED/GENETICS                                             1.27%
        1,100      Amgen, Inc.*                                                    115,018
                                                                               ------------

MEDICAL-DRUG/DIVERSIFIED                                            1.12%
        1,350      Warner-Lambert Company                                          101,503
                                                                               ------------

MEDICAL-ETHICAL DRUGS                                               2.41%
        1,700      Eli Lilly Co.                                                   151,087
        1,200      Pharmacia & Upjohn, Inc.                                         67,950
                                                                               ------------
                                                                                   219,037
                                                                               ------------

MEDICAL-PRODUCTS                                                    1.85%
        2,600      Allergan, Inc.                                                  168,350
                                                                               ------------

MEDICAL-WHOLESALE DRUG/SUNDRIES                                     1.82%
        2,175      Cardinal Health, Inc.                                           165,028
                                                                               ------------

MEDICAL/DENTAL-SUPPLIES                                             1.39%
        2,700      Allegiance Corp.                                                125,887
                                                                               ------------

OIL & GAS-FIELD SERVICES                                            1.02%
        1,950      Halliburton Co.                                                  57,768
          750      Schlumberger Ltd.                                                34,593
                                                                               ------------
                                                                                    92,361
                                                                               ------------

OIL & GAS-INTERNATIONAL INTEGRATED                                  2.86%
        3,200      Conoco Inc.*                                                     66,800
        1,000      Mobil Corp.                                                      87,125
        2,000      Texaco, Inc.                                                    105,750
                                                                               ------------
                                                                                   259,675
                                                                               ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                             2.03%
        3,150      Anadarko Petroleum Corp.                                         97,256
        4,900      Evergreen Resources, Inc.*                                       86,975
                                                                               ------------
                                                                                   184,231
                                                                               ------------

BERGER IPT-GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
-------------------------------------------------------------------------------------------
RETAIL-DEPARTMENT STORES                                            0.88%
        1,300      Kohls Corp.*                                                 $   79,868
                                                                               ------------

RETAIL-DRUG STORES                                                  2.96%
        2,600      CVS Corp.                                                       143,000
        2,150      Walgreen Co.                                                    125,909
                                                                               ------------
                                                                                   268,909
                                                                               ------------

RETAIL-MAJOR DISCOUNT CHAINS                                        2.15%
        3,600      Dayton Hudson Corp.                                             195,300
                                                                               ------------

RETAIL-SUPER/MINI-MARKETS                                           3.47%
        2,850      Albertson's, Inc.                                               181,509
        2,200      Safeway, Inc.*                                                  134,062
                                                                               ------------
                                                                                   315,571
                                                                               ------------

TELECOMMUNICATIONS-EQUIPMENT                                        3.29%
        1,350      Lucent Technologies, Inc.                                       148,500
        1,250      Nokia Corp. ADR                                                 150,546
                                                                               ------------
                                                                                   299,046
                                                                               ------------

TELECOMMUNICATIONS-SERVICES                                         5.28%
        1,500      Bell Atlantic Corp.                                              85,218
        1,200      Global Crossing Ltd.*                                            54,150
        2,500      MCI WorldCom, Inc.*                                             179,375
        3,800      Swisscom A.G.*                                                  161,737
                                                                               ------------
                                                                                   480,480
                                                                               ------------

TOBACCO                                                             2.09%
        3,550      Philip Morris Companies, Inc.                                   189,925
                                                                               ------------

UTILITY-ELECTRIC POWER                                              2.32%
        2,600      Carolina Power & Light Company                                  122,362
          100      FPL Group, Inc.                                                   6,162
        1,700      New England Electrical Systems                                   81,812
                                                                               ------------
                                                                                   210,336
                                                                               ------------

UTILITY-TELEPHONE                                                   2.96%
        2,250      Alltel Corp.                                                    134,586
        2,500      SBC Communications Inc.                                         134,071
                                                                               ------------
                                                                                   268,657
                                                                               ------------
TOTAL COMMON STOCK (COST $5,679,750)                                             7,112,570
                                                                               ------------

CONVERTIBLE CORPORATE DEBT                                          7.76%

COMPUTER SOFTWARE-INTERNET                                          3.38%
       55,000      America Online, Inc. 4.00%, 11/15/02                            308,138
                                                                               ------------

COMPUTER-MEMORY DEVICES                                             2.02%
       49,000      EMC Corp. 3.25%, 3/15/02                                        183,382
                                                                               ------------

BERGER IPT-GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                              PERCENT OF
PRINCIPAL AMOUNT                                             NET ASSETS        MARKET VALUE
-------------------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME CARE                                        1.34%
      112,000      Total Renal Care Holdings, Inc. 7.00%,
                   5/15/09                                                      $  121,380
                                                                               ------------

RETAIL/WHOLESALE-BUILDING PRODUCTS                                  1.02%
       35,000      The Home Depot, Inc. 3.25%, 10/1/01                              92,400
                                                                               ------------
TOTAL CONVERTIBLE CORPORATE DEBT (COST $389,111)                                   705,300
                                                                               ------------

CONVERTIBLE PREFERRED STOCK                                         5.88%

MEDIA-RADIO/TV                                                      1.49%
        1,000      Chancellor Media Corp.                                          135,500
                                                                               ------------

UTILITY-ELECTRIC POWER                                              4.39%
        2,400      Houston Industries, Inc.                                        255,300
        2,550      Texas Utilities Co.                                             143,756
                                                                               ------------
                                                                                   399,056
                                                                               ------------
TOTAL CONVERTIBLE PREFERRED STOCK (COST $427,785)                                  534,556
                                                                               ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS                                  4.39%
    $ 400,000      Federal Home Loan Mortgage Corp.
                   Discount Note 5.08%, 1/29/99                                    398,419
                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $398,419)                           398,419
                                                                               ------------

REPURCHASE AGREEMENT                                                3.75%
    $ 341,000      State Street Repurchase Agreement,
                   4.40% dated December 31, 1998, to be
                   repurchased at $341,167 on January 4,
                   1999, collateralized by Federal Home
                   Loan Bank Note, March 10, 2000, with a
                   value of $351,696                                               341,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENT (COST $341,000)                                         341,000
                                                                               ------------
TOTAL INVESTMENTS (COST $7,236,065)                               100.09%        9,091,845
TOTAL LIABILITIES, LESS CASH AND OTHER ASSETS                      -0.09%           (7,823)
                                                                               ------------
NET ASSETS                                                        100.00%       $9,084,022
                                                                               ------------
                                                                               ------------

*      Non-income producing security.

See notes to financial statements.

BERGER IPT-SMALL COMPANY GROWTH FUND ANNUAL REPORT

PORTFOLIO MANAGER'S COMMENTARY                                     AMY K. SELNER

PERFORMANCE

    Despite a strong finish, small cap stocks did not have a good year overall. As a result, the Berger IPT - Small Company Growth Fund's (the "Fund") total return was only 1.87%(1) for the year ended December 31, 1998, compared to a loss of -2.55% for the Russell 2000(2).

YEAR IN REVIEW

    Small cap stocks started the year weakly, but gained strength in February and March, driven by a resurgence in investor willingness to venture beyond large index stocks after an apparent recovery in Asian economies. Holdings in the following industries helped the Fund outperform its index in the first quarter: media, computer service and consulting, outsourcing and select healthcare and telecommunications.

    Second quarter small stock performance was a mirror image of the first quarter's performance. Small stocks started the quarter strongly, but prices fell back on renewed investor concerns about Asia and weaker than expected first quarter earnings reports. The Fund's media stocks gave ground because of higher valuations and concerns over higher interest rates. Technology stocks also were a drag on Fund performance, as business fundamentals remained cloudy. Consumer stocks, particularly retailers, and healthcare stocks generally performed well.

    The third quarter of 1998 was the most difficult quarter for stocks of all sizes since the current bull market cycle began. Small cap stocks were particularly hit hard as volatility soared and investors preferred the liquidity and predictability of large cap stocks. Stocks that had been strong in the first half of the year were crushed. Sectors in which we maintained long-term positions, including broadcasting and information technology services, sold off dramatically as investors reevaluated stocks in light of what they perceived to be an impending global recession. There was one consolation amidst the small cap gloom: at quarter end, many stocks were selling at levels that offered the possibility of significant gains going forward.

    Just eight days into the fourth quarter the stock market stabilized. Small cap stocks staged an impressive rally, and our Fund's fourth quarter return handily outpaced that of its benchmark, the Russell 2000, 23.35% to 16.31%. Technology smartly outperformed other industry groups, and our holdings in this sector bolstered Fund performance. Internet stocks led the way up; semiconductors and information technology services also turned in strong returns, as did biotechnology companies in the healthcare sector. We trimmed our exposure to Internet stocks after their explosive move upward from the October 8 low.

LOOKING AHEAD

    As of year-end, world markets have been resilient, given impeachment of the American President, rekindled military hostilities in the Middle East, rising risks in Brazil and sharp depreciation of the dollar. The 75-basis-point easing in interest rates from late September to mid-November has served as a stiff wind at the back of this market. We believe the Federal Reserve Board will continue to ease rates in the first half of 1999. The underlying trend in real income growth remains strong, consumer spending is robust, and the labor market remains tight. Corporate profits are falling, and we expect growth to decelerate in 1999 and inflation to remain suppressed. We continue to monitor Brazil's recession and its possible effects on Mexico and, eventually, the U.S.

    Looking ahead, there are optimistic signs for small caps. As of December 31, 1998, the ratio of price-to-earnings of the Russell 2000 Index when compared to the S&P 500(3) Index was .78. This ratio is well below the ratio of 1.03 reached in 1990, a year in which small caps outperformed large caps. Although this relative valuation is quite bullish for small caps, absolute valuations for both indexes are not cheap. We expect the market to move sideways over the near term as it digests fourth quarter gains. We believe the current market's narrow leadership will need to broaden in order to sustain an upward trend. High stock valuations allow no margin for error in earnings estimates for 1999.

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Russell 2000 index is an unmanaged index, with dividends reinvested, which consists of common stocks of 2000 U.S. companies. It is a generally recognized indicator used to measure overall performance of small company stocks. One cannot invest directly in an index.

(3) The S&P 500 is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. Companies. It is a generally recognized indicator used to measure overall performance of the U.S. stock market. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                    IN BERGER IPT-SMALL COMPANY GROWTH FUND
                   VS. RUSSELL 2000 AND COST OF LIVING INDEX
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       INITIAL INVESTMENT $10,000                               VALUE OF SHARES

                                                                                      BERGER IPT-SMALL      RUSSELL 2000
                                                                                   COMPANY GROWTH FUND       STOCK INDEX
5/1/96                                                                                         $10,000           $10,000
6/30/96                                                                                        $10,530            $9,967
9/30/96                                                                                        $10,720           $10,001
12/31/96                                                                                        $9,950           $10,521
3/31/97                                                                                         $8,920            $9,977
6/30/97                                                                                        $10,380           $11,595
9/30/97                                                                                        $12,380           $13,320
12/31/97                                                                                       $12,060           $12,874
3/31/98                                                                                        $13,580           $14,169
6/30/98                                                                                        $13,610           $13,509
9/30/98                                                                                         $9,960           $10,787
12/31/98                                                                                       $12,285           $12,546
Berger IPT-Small Company Growth Fund
Average Annual Total Return
As of December 31, 1998
1 Year                                                                        Since Inception (5/1/96)
1.87%                                                                                            8.01%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                       INITIAL INVESTMENT $10,000
                                                                               COST OF LIVING INDEX
5/1/96                                                                                      $10,000
6/30/96                                                                                     $10,026
9/30/96                                                                                     $10,096
12/31/96                                                                                    $10,147
3/31/97                                                                                     $10,237
6/30/97                                                                                     $10,256
9/30/97                                                                                     $10,313
12/31/97                                                                                    $10,320
3/31/98                                                                                     $10,377
6/30/98                                                                                     $10,429
9/30/98                                                                                     $10,467
12/31/98                                                                                    $10,493
Berger IPT-Small Company Growth Fund
Average Annual Total Return
As of December 31, 1998
1 Year
1.87%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

BERGER IPT-SMALL COMPANY GROWTH FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                               PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
--------------------------------------------------------------------------------------------

COMMON STOCK                                                        86.38%

COMMERCIAL SERVICES-ADVERTISING                                      2.87%
       3,900      HA-LO Industries, Inc.*                                        $  146,737
       3,650      Lamar Advertising Company*                                        135,962
                                                                                ------------
                                                                                    282,699
                                                                                ------------

COMMERCIAL SERVICES-MISCELLANEOUS                                    2.48%
         300      CMGI Inc.*                                                         31,950
       2,950      MedQuist Inc.*                                                    116,525
       2,100      ProBusiness Services, Inc.*                                        95,550
                                                                                ------------
                                                                                    244,025
                                                                                ------------

COMMERCIAL SERVICES-SCHOOLS                                          2.00%
       6,450      Devry, Inc.*                                                      197,531
                                                                                ------------

COMMERCIAL SERVICES-STAFFING                                         3.16%
       3,400      AHL Services, Inc.*                                               106,250
       5,700      Labor Ready, Inc.*                                                112,218
       4,350      Select Appointments PLC ADR                                        93,525
                                                                                ------------
                                                                                    311,993
                                                                                ------------

COMPUTER SOFTWARE-DESKTOP                                            1.16%
       3,400      Macromedia, Inc.*                                                 114,537
                                                                                ------------

COMPUTER SOFTWARE-EDUCATIONAL/ENTERTAINMENT                          1.03%
       6,800      CBT Group PLC ADR*                                                101,150
                                                                                ------------

COMPUTER SOFTWARE-ENTERPRISE                                        10.60%
       4,850      Aspen Technology, Inc.*                                            70,325
         700      Engineering Animation, Inc.*                                       37,800
         150      Inktomi Corporation*                                               19,406
       1,900      Mercury Interactive Corp.*                                        120,175
       2,100      Peregrine Systems, Inc.*                                           97,387
       3,900      Rational Software Corp.*                                          103,350
       2,100      Sapient Corp.*                                                    117,600
       4,250      Software AG Systems, Inc.*                                         77,031
       1,900      Synopsys, Inc.*                                                   103,075
       4,000      TSI International Software Ltd.*                                  191,500
       1,800      VERITAS Software Corp.*                                           107,887
                                                                                ------------
                                                                                  1,045,536
                                                                                ------------

COMPUTER SOFTWARE-INTERNET                                           3.76%
          50      eBay, Inc.*                                                        12,062
       1,600      Exodus Communication, Inc.*                                       102,800
       1,150      Infoseek, Corp.*                                                   56,781
         600      Lycos, Inc.*                                                       33,337
       5,950      Spyglass, Inc.*                                                   130,900
         150      Yahoo, Inc.*                                                       35,259
                                                                                ------------
                                                                                    371,139
                                                                                ------------

BERGER IPT-SMALL COMPANY GROWTH FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                               PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE-MEDICAL                                            1.45%
       2,850      Eclipsys Corp.*                                                $   82,650
       2,950      Quadramed Corp.*                                                   60,475
                                                                                ------------
                                                                                    143,125
                                                                                ------------

COMPUTER-MEMORY DEVICES                                              2.40%
       3,000      Microchip Technology, Inc.*                                       111,000
       2,800      Network Appliance, Inc.*                                          126,000
                                                                                ------------
                                                                                    237,000
                                                                                ------------

COMPUTER-SERVICES                                                    5.38%
       5,700      Ciber, Inc.*                                                      159,243
       2,200      Icon CMT Corp.*                                                    35,200
       6,050      USWeb Corp.*                                                      159,568
       6,400      Whittman-Hart, Inc.*                                              176,800
                                                                                ------------
                                                                                    530,811
                                                                                ------------

ELECTRONIC-SEMICONDUCTOR EQUIPMENT                                   5.89%
       5,050      Credence Systems Corp.*                                            93,425
       1,800      DuPont Photomasks, Inc.*                                           76,387
       3,650      Etec Systems, Inc.*                                               146,000
       2,700      Novellus Systems, Inc.*                                           133,650
       3,100      Teradyne, Inc.*                                                   131,362
                                                                                ------------
                                                                                    580,824
                                                                                ------------

ELECTRONIC-SEMICONDUCTOR MANUFACTURING                               3.07%
       2,850      Maxim Integrated Products, Inc.*                                  124,509
       3,900      Vitesse Semiconductor Corp.*                                      177,937
                                                                                ------------
                                                                                    302,446
                                                                                ------------

FINANCE-CONSUMER/COMMERCIAL LOANS                                    1.20%
       4,300      Safeguard Scientifics, Inc.*                                      117,981
                                                                                ------------

FINANCE-MORTGAGE & RELATED SERVICES                                  0.31%
       3,400      Resource America, Inc.                                             30,812
                                                                                ------------

FINANCIAL SERVICES-MISCELLANEOUS                                     2.53%
       2,450      Concord EFS, Inc.*                                                103,818
       4,200      Nova Corp.*                                                       145,687
                                                                                ------------
                                                                                    249,505
                                                                                ------------

FUNERAL SERVICES & RELATED                                           1.20%
       5,300      Stewart Enterprises, Inc.                                         117,925
                                                                                ------------

HOUSEHOLD/OFFICE FURNITURE                                           2.30%
       4,400      Herman Miller, Inc.                                               118,250
       3,650      Knoll, Inc.*                                                      108,131
                                                                                ------------
                                                                                    226,381
                                                                                ------------

BERGER IPT-SMALL COMPANY GROWTH FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                               PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
--------------------------------------------------------------------------------------------
MEDIA-RADIO/TV                                                       6.89%
       2,350      Chancellor Media Corp.*                                        $  112,506
       2,050      Clear Channel Communications, Inc.*                               111,725
       3,700      Cox Radio, Inc.*                                                  156,325
       1,100      Emmis Communications Corp.*                                        47,712
       3,100      Heftel Broadcasting Corp.*                                        152,675
       3,650      Scandinavian Broadcasting Systems S.A.*                            98,550
                                                                                ------------
                                                                                    679,493
                                                                                ------------

MEDICAL-BIOMEDICAL/GENETICS                                          1.74%
       1,730      Medimmune, Inc.*                                                  172,026
                                                                                ------------

MEDICAL-ETHICAL DRUGS                                                3.83%
       2,250      Forest Laboratories, Inc.*                                        119,671
       3,800      Jones Pharma, Inc.                                                138,700
       7,100      Theragenics Corp.*                                                119,368
                                                                                ------------
                                                                                    377,739
                                                                                ------------

MEDICAL-INSTRUMENTS                                                  1.60%
       5,850      IDEXX Laboratories, Inc.*                                         157,401
                                                                                ------------

MEDICAL-OUTPATIENT/HOME CARE                                         1.63%
       5,450      Total Renal Care Holdings, Inc.*                                  161,115
                                                                                ------------

MEDICAL/DENTAL SERVICES                                              1.70%
       5,800      Renal Care Group, Inc.*                                           167,112
                                                                                ------------

OIL & GAS-DRILLING                                                   0.36%
       2,100      Atwood Oceanics, Inc.*                                             35,700
                                                                                ------------

OIL & GAS-FIELD SERVICES                                             0.81%
       1,450      BJ Services Co.*                                                   22,656
       4,000      Paradigm Geophysical Ltd.*                                         20,500
       2,800      Veritas DGC, Inc.*                                                 36,400
                                                                                ------------
                                                                                     79,556
                                                                                ------------

OIL & GAS-U.S. EXPLORATION & PRODUCTION                              0.64%
       2,550      Noble Affiliates, Inc.                                             62,793
                                                                                ------------

POLLUTION CONTROL-SERVICES                                           1.99%
       7,250      Tetra Tech, Inc.*                                                 196,203
                                                                                ------------

RETAIL-APPAREL/SHOE                                                  1.96%
       1,700      Payless Shoe Source, Inc.*                                         80,537
       3,550      The Men's Wearhouse, Inc.*                                        112,712
                                                                                ------------
                                                                                    193,249
                                                                                ------------

RETAIL-MAIL ORDER & DIRECT                                           0.56%
       1,450      Black Box Corp.*                                                   54,918
                                                                                ------------

RETAIL-MISCELLANEOUS/DIVERSIFIED                                     0.47%
       3,050      Cash America International, Inc.                                   46,321
                                                                                ------------

BERGER IPT-SMALL COMPANY GROWTH FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

SHARES/UNITS OR                                               PERCENT OF
PRINCIPAL AMOUNT                                              NET ASSETS        MARKET VALUE
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-EQUIPMENT                                         3.49%
       2,550      ADTRAN, Inc.*                                                  $   46,696
       1,850      Antec Corp.*                                                       37,231
       2,000      Gilat Satellite Networks, Ltd.*                                   110,250
       2,150      Uniphase Corp.*                                                   149,156
                                                                                ------------
                                                                                    343,333
                                                                                ------------

TELECOMMUNICATIONS-SERVICES                                          5.92%
       5,800      Globalstar Telecommunications Ltd.*                               116,725
       3,400      ICG Communications, Inc.*                                          73,100
       4,400      Metromedia Fiber Network, Inc.*                                   147,400
       6,300      Viatel, Inc.*                                                     144,112
       2,600      Winstar Communications, Inc.*                                     101,422
                                                                                ------------
                                                                                    582,759
                                                                                ------------
TOTAL COMMON STOCK (COST $6,925,884)                                              8,515,138
                                                                                ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS                                  10.13%
   1$,000,000     Federal Home Loan Mortgage Corp.
                  Discount Note 4.50%, 1/4/99                                       999,625
                                                                                ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $999,625)                            999,625
                                                                                ------------

REPURCHASE AGREEMENT                                                 3.38%
    $333,000      State Street Repurchase Agreement, 4.40%
                  dated December 31, 1998, to be
                  repurchased at $333,163 on January 4,
                  1999, collateralized by Federal Home
                  Loan Mortgage Corporation Note, November
                  5, 1999, with a value of $342,803                                 333,000
                                                                                ------------
TOTAL REPURCHASE AGREEMENT (COST $333,000)                                          333,000
                                                                                ------------
TOTAL INVESTMENTS (COST $8,258,509)                                 99.89%        9,847,763
OTHER ASSETS, LESS LIABILITIES                                       0.11%           10,540
                                                                                ------------
NET ASSETS                                                         100.00%       $9,858,303
                                                                                ------------
                                                                                ------------

* Non-income producing security.

See notes to financial statements.

BERGER/BIAM IPT-INTERNATIONAL FUND ANNUAL REPORT

PORTFOLIO MANAGER'S COMMENTARY      BANK OF IRELAND ASSET MANAGEMENT (U.S.) LTD.

PERFORMANCE

    The Berger/BIAM IPT-International Fund (the "Fund") had a total return of 16.13%(1) for the year ended December 31, 1998, compared to 20.33% for the MSCI EAFE Index(2). Our Fund's performance lagged that of the index primarily because of our holdings in the themes of Infrastructural Development, Technological Innovation and Expanding Financial Services in Developing Markets. Two themes--Technological Innovation and Expanding Financial Services--had the highest concentrations in the Far East and, thus, were hardest hit by that area's economic downturn.

YEAR IN REVIEW

    During 1998, Growth in Telecommunications outperformed all other themes, thanks to mobile phone growth and privatization of Europe's telecommunications companies. The need to develop new technologies to keep pace with growth drove the formation of new partnerships and joint ventures. Mannesmann of Germany and Vodafone of the United Kingdom outperformed all stocks in the portfolio for the year. Mannesmann and the Italian company Olivetti teamed up to provide international phone service through a new network operator. Vodafone announced cooperative links with Lucent Technologies to bring to market a new generation of wireless technology and to promote "pay as you talk" mobile phones.

    Stocks in the Healthcare Needs theme also performed well. Glaxo Wellcome and Hoechst made strong contributions. Following the third quarter market turbulence, interest in pharmaceutical companies rebounded as investors sought companies with stable earnings that make their stocks less vulnerable to economic downturns. In addition, merger and acquisition activity resumed. A year-end wave of mergers was fueled by the high cost of bringing new drugs to the market, which averages $500 million per drug. Two significant mergers announced in the fourth quarter were Zeneca and Astra and Hoechst and Rhone-Poulenc.

    In the Leading Consumer Franchises theme, British American Tobacco and Nestle received top marks. British American Tobacco outperformed other companies in this theme, led by news of the successful spin-off of Allied Zurich, its financial/insurance business, and by favorable news in the U.S. concerning a settlement of significant tobacco litigation. Nestle, which does not issue third-quarter results, said sales in the first 10 months of 1998 grew 4%, to $42.1 billion. Despite unfavorable currency movements, Nestle's real rate of sales growth was 4.6%, well above the company's 4% long-term target.

    One other theme worth mentioning is Growth in Personal Savings Products. This theme was led by financial service companies such as Allied Zurich and AXA-UAP, which saw their share prices rise in anticipation of a January interest rate cut by the European Central Bank. The cut was expected to lift the value of these companies' bond prices and cut their borrowing costs, thus increasing corporate profits.

LOOKING AHEAD

    Global equity markets rebounded strongly after a weak third quarter, prompted primarily by reductions in interest rates in the U.S. and Europe. The general consensus appears to be that a lower interest rate environment is sufficient to ensure continued corporate earnings growth. We do not subscribe to this theory because of alarms about the trading environment being raised by global companies as diverse as Boeing, Ericsson, Marks & Spencer's, Proctor & Gamble and Coca-Cola. Despite these alarms, indexes continue to reach new all-time highs. Evidently, these markets are being driven by increased levels of liquidity chasing fewer and fewer stocks, driving them up to valuation levels which we consider very risky.

    Nevertheless, there are some bright spots on the international equity horizon. The advent of the new single European currency, the Euro, should be broadly positive for large pan-European companies. The resurgence in mergers and acquisitions activity should accelerate in Europe over the near term. Given where Europe is in the current economic cycle, opportunities for increasing synergies and cost cutting through consolidation in Europe are significantly greater than those that exist in the U.S.

    There continues to be evidence that reform is taking place in Japan, albeit at the margins. The evidence was the most recent privatization of NTT Mobile Communications Network. This deal, with a market capitalization of more than US $18 billion, was the largest Initial Public Offering (IPO) of all time. It was particularly striking because Western investment banks were the lead underwriters--something that would not have occurred a few years ago. Nevertheless, despite some nice rhetoric, the Japanese government has failed to deliver the reform package that the markets deem necessary to revive the country's moribund domestic economy.

    There are signs of value emerging in the mid- to large-cap sectors in Europe and the UK, particularly in some economically sensitive areas. Additionally, reform-minded Japanese corporations hold considerable potential for long-term investors. Accordingly, we will continue to concentrate on European stocks that have the ability to prosper in the single-currency environment and on selected stocks in Japan.

(1) Performance figures are based on historical results and are not intended to be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The Morgan Stanley Capital International EAFE Index represents major overseas stock markets. It is an unmanaged index. One cannot invest directly in an index.

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                     IN BERGER/BIAM IPT-INTERNATIONAL FUND
                       VS. EAFE AND COST OF LIVING INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  INITIAL INVESTMENT $10,000        VALUE OF SHARES

                                        BERGER/BIAM IPT-       EAFE       COST OF LIVING INDEX
                                      INTERNATIONAL FUND
5/1/97                                           $10,000    $10,000                    $10,000
6/30/97                                          $10,170    $11,243                    $10,006
9/30/97                                          $10,300    $11,171                    $10,062
12/31/97                                          $9,790    $10,304                    $10,069
3/31/98                                          $11,100    $11,827                    $10,125
6/30/98                                          $11,370    $11,961                    $10,175
9/30/98                                           $9,490    $10,268                    $10,212
12/31/98                                         $11,369    $12,399                    $10,237

BERGER/BIAM IPT-INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

 SHARES/ COUNTRY/                                      PERCENT OF
     PAR VALUE                   COMPANY               NET ASSETS                     INDUSTRY                   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------

COMMON STOCK                                                 94.78%

AUSTRALIA                                                     4.21%
              5,800   National Australia Bank Ltd.                    Commercial Banks & Other Banks                $   87,248
             13,361   News Corporation Ltd.                           Media                                             88,075
             11,390   Telstra Corporation Ltd.                        Utilities                                         53,142
                                                                                                                --------------
                                                                                                                       228,465
                                                                                                                --------------

CANADA                                                        0.08%
                 90   Royal Bank of Canada                            Commercial Banks & Other Banks                     4,500
                                                                                                                --------------

DENMARK                                                       0.53%
                215   Tele Danmark A.S.                               Utilities                                         29,019
                                                                                                                --------------

FRANCE                                                        8.31%
                497   Alcatel Alsthom                                 Computer/Communications/Office Equipment          60,816
                840   AXA-UAP                                         Insurance-Multi/Property/Casualty                121,722
                830   Michelin                                        Automobile Components                             33,186
                860   Total S.A.-B                                    Oil                                               87,080
                573   Vivendi                                         Diversified Holdings Companies                   148,638
                                                                                                                --------------
                                                                                                                       451,442
                                                                                                                --------------

GERMANY                                                       8.97%
                 73   Bayerische Motoren Werke (BMW) A.G.             Automobiles                                       56,691
                  6   Bayerische Motoren Werke (BMW) A.G. (1)*        Automobiles                                        4,450
                730   Bayerische Vereinsbank A.G.                     Commercial Banks & Other Banks                    57,217
              1,235   Hoechst A.G.                                    Chemicals                                         51,255
              1,920   Mannesmann A.G.                                 Machinery & Engineering Services                 220,258
              1,170   Veba A.G.+                                      Diversified Industrials                           70,061
                 46   Viag A.G.                                       Utilities                                         26,993
                                                                                                                --------------
                                                                                                                       486,925
                                                                                                                --------------

ITALY                                                         2.83%
              4,273   ENI S.p.A.                                      Oil                                               27,940
             14,702   Telecom Italia S.p.A.                           Utilities                                        125,507
                                                                                                                --------------
                                                                                                                       153,447
                                                                                                                --------------

JAPAN                                                        12.93%
              5,000   Canon, Inc.                                     Computer/Communications/Office Equipment         106,411
              1,000   Dai Nippon Printing Co. Ltd.                    Media                                             15,880
              1,000   Fuji Photo Film                                 Photo Equipment & Supplies                        37,012
              1,000   Honda Motor Co. Ltd.                            Automobiles                                       32,694
              3,000   Kao Corporation                                 Food & Grocery                                    67,415
                200   Keyence Corporation                             Electronics & Instruments                         24,498
              1,000   Murata Manufacturing Co. Ltd.+                  Electronics & Instruments                         41,330
                  2   NTT Mobile Communication Network, Inc.+         Utilities                                         81,956
              2,000   Shiseido Co. Ltd.+                              Health & Personal Care                            25,591
              1,600   Sony Corporation+                               Household Durables & Appliances                  116,043
              4,000   Takeda Chemical Industries+                     Health & Personal Care                           153,337
                                                                                                                --------------
                                                                                                                       702,167
                                                                                                                --------------

BERGER/BIAM IPT-INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

 SHARES/ COUNTRY/                                      PERCENT OF
     PAR VALUE                   COMPANY               NET ASSETS                     INDUSTRY                   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------
MEXICO                                                        0.15%
              6,198   Grupo Financiero Banamex Accival-B*             Commercial Banks & Other Banks                $    8,122
                                                                                                                --------------

NETHERLANDS                                                   9.47%
              1,725   ABN Amro Holdings N.V.                          Commercial Banks & Other Banks                    36,247
              2,450   Elsevier N.V.                                   Media                                             34,277
              3,425   ING Groep N.V.                                  Insurance-Multi/Property/Casualty                208,619
              1,680   Koninklijke Ahold N.V.                          Retail Trade                                      62,023
              1,515   Koninklijke KPN N.V.                            Utilities                                         75,758
              1,105   Royal Dutch Petroleum Company                   Oil                                               54,961
              1,315   TNT Post Groep N.V.                             Utilities                                         42,322
                                                                                                                --------------
                                                                                                                       514,207
                                                                                                                --------------

PHILIPPINES                                                   0.18%
              5,000   San Miguel Corp. Class B                        Beverage Industry/Tobacco Manufacturing            9,640
                                                                                                                --------------

PORTUGAL                                                      0.28%
                685   Electricidade de Portugal S.A.                  Utilities                                         15,056
                                                                                                                --------------

SINGAPORE                                                     1.67%
              6,200   Development Bank of Singapore Ltd.              Commercial Banks & Other Banks                    55,953
              3,197   Singapore Press Holdings Ltd.                   Media                                             34,853
                                                                                                                --------------
                                                                                                                        90,806
                                                                                                                --------------

SPAIN                                                         1.87%
              3,197   Banco De Santander S.A.                         Commercial Banks & Other Banks                    63,518
                860   Telefonica S.A.                                 Utilities                                         38,232
                                                                                                                --------------
                                                                                                                       101,750
                                                                                                                --------------

SWITZERLAND                                                  12.89%
                 46   Alusuisse Lonza Holdings Group A.G.             Fabricated Metal Products                         53,566
                 76   Nestle S.A.                                     Food & Grocery                                   165,385
                 71   Novartis A.G.                                   Health & Personal Care                           139,519
                  8   Roche Holding A.G.+                             Health & Personal Care                            97,583
                 58   Schweizerische Rueckversicherungs               Insurance-Multi/Property/Casualty                151,163
                301   Union Bank of Switzerland A.G.                  Commercial Banks & Other Banks                    92,446
                                                                                                                --------------
                                                                                                                       699,662
                                                                                                                --------------

THAILAND                                                      0.34%
              9,000   Bangkok Bank Public Company Ltd.*               Commercial Banks & Other Banks                    18,569
                                                                                                                --------------

BERGER/BIAM IPT-INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

 SHARES/ COUNTRY/                                      PERCENT OF
     PAR VALUE                   COMPANY               NET ASSETS                     INDUSTRY                   MARKET VALUE
------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                                               30.07%
              7,675   Allied Zurich PLC*                              Insurance Life & Agents/Brokers               $  114,098
              5,425   Barclays Bank PLC                               Commercial Banks & Other Banks                   116,588
              8,475   British American Tobacco PLC                    Beverage Industry/Tobacco Manufacturing           74,273
              6,470   Cable & Wireless PLC                            Utilities                                         79,286
              4,030   Cadbury Schweppes PLC                           Beverage Industry/Tobacco Manufacturing           68,498
              8,170   Diageo Ordinary PLC                             Beverage Industry/Tobacco Manufacturing           92,667
              4,675   Glaxo Wellcome PLC                              Health & Personal Care                           160,317
              6,430   Granada Group PLC                               Entertainment/Leisure/Toys                       113,289
              5,132   Kingfisher PLC                                  Retail Trade                                      55,358
              9,010   Ladbroke Group PLC                              Entertainment/Leisure/Toys                        36,082
              8,920   Lloyds TSB Group PLC                            Commercial Banks & Other Banks                   126,468
              2,070   National Westminster Bank PLC                   Commercial Banks & Other Banks                    39,783
              7,725   Prudential Corporation PLC                      Insurance-Life & Agents/Brokers                  116,250
              7,300   Safeway PLC                                     Retail Trade                                      36,557
             12,250   Shell Transport & Trading Company PLC           Oil                                               74,997
             15,630   Siebe PLC                                       Machinery & Engineering Services                  61,426
              4,150   TI Group PLC                                    Machinery & Engineering Services                  22,276
              8,650   Vodafone Group PLC                              Utilities                                        139,996
              2,405   Zeneca Group PLC                                Health & Personal Care                           104,402
                                                                                                                --------------
                                                                                                                     1,632,611
                                                                                                                --------------
TOTAL COMMON STOCK (COST $4,544,542)                                                                                 5,146,388
                                                                                                                --------------

REPURCHASE AGREEMENT                                          4.51%

                      State Street Repurchase Agreement, 4.40% dated December 31, 1998 to be repurchased at
                      $245,120 on January 4, 1999, collateralized by Federal National Mortgage Association
      $     245,000   Note April 20, 2000, with a value of $249,968
                                                                                                                       245,000
                                                                                                                --------------
TOTAL REPURCHASE AGREEMENT (COST $245,000)                                                                             245,000
                                                                                                                --------------

STOCK RIGHT                                                   0.01%

  SPAIN
                860   Telefonica S.A.                                 Utilities                                            763
                                                                                                                --------------
TOTAL STOCK RIGHTS (COST $0)                                                                                               763
                                                                                                                --------------
TOTAL INVESTMENTS (COST $4,789,542)                          99.30%                                                  5,392,151
OTHER ASSETS, LESS LIABILITIES                                0.70%                                                     37,925
                                                                                                                --------------
NET ASSETS                                                  100.00%                                                 $5,430,076
                                                                                                                --------------
                                                                                                                --------------

*   Non-income producing security.

+   Security is designated as collateral for forward foreign currency contracts.

(1) Shares have reduced dividend rights of ordinary shares.

BERGER/BIAM IPT-INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1998

    The table below indicates the IPT-International's outstanding forward currency contracts at December 31, 1998:

                                                                                                 VALUE ON      UNREALIZED
                                                                        CONTRACT    MATURITY   DECEMBER 31,   APPRECIATION
CURRENCY                                                                 AMOUNT       DATE         1998       (DEPRECIATION)
--------------------------------------------------------------------  ------------  ---------  -------------  -------------
Sell Swiss Franc....................................................       123,000    1/14/99   $    89,674    $     2,419
Sell Japanese Yen...................................................     5,164,000    1/19/99        45,633         (5,686)
Sell Japanese Yen...................................................     5,977,000    1/20/99        52,825         (1,192)
Sell Japanese Yen...................................................     7,462,000    1/22/99        65,969            (50)
Sell German Deutschemark............................................        50,000    1/26/99        30,086            625
Sell Japanese Yen...................................................     6,476,000    2/18/99        57,458         (3,604)
Sell Japanese Yen...................................................     4,698,000    2/26/99        41,725         (2,598)
Sell Japanese Yen...................................................     5,369,000     3/9/99        47,758         (1,947)
Sell Japanese Yen...................................................    10,616,000    3/15/99        94,511         (2,938)
                                                                                                              -------------
                                                                                                               $   (14,971)
                                                                                                              -------------
                                                                                                              -------------

See notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                                       BERGER       BERGER IPT-      BERGER/BIAM
                                                                         BERGER     IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                      IPT-100 FUND   INCOME FUND    GROWTH FUND          FUND
                                                                      ------------  -------------  --------------  ----------------
ASSETS
  Investments, at cost..............................................  $  3,141,252   $ 7,236,065    $  8,258,509    $    4,789,542
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
  Investments, at value.............................................  $  3,713,353   $ 9,091,845    $  9,847,763    $    5,392,151
  Cash..............................................................        23,365           242          57,709            36,795
  Foreign Cash (Cost-IPT-International $25,701).....................            --            --              --            24,884
  Receivables
    Investment securities sold......................................            --            --         114,864             9,827
    Fund shares sold................................................        23,582        18,552          69,820             4,930
    Dividends.......................................................         1,747         6,360             265             6,381
    Interest........................................................            15         2,012              41                31
  Due from Investment Advisor.......................................         7,104         3,992           8,018            13,833
                                                                      ------------  -------------  --------------  ----------------
TOTAL ASSETS........................................................     3,769,166     9,123,003      10,098,480         5,488,832
                                                                      ------------  -------------  --------------  ----------------

LIABILITIES
  Payables
    Investment securities purchased.................................        22,142         5,231         177,463            16,291
    Fund shares redeemed............................................        22,522        14,405          43,301             3,823
  Accrued investment advisory fees..................................         2,181         5,415           6,268             3,794
  Accrued custodian and accounting fees.............................         4,357         6,518           4,967             9,236
  Accrued transfer agent fees.......................................         1,554         1,235           1,849             2,110
  Accrued audit fees................................................         6,050         6,050           6,050             8,000
  Accrued administrative services fees..............................            29            73              70                42
  Accrued shareholder reports.......................................           222            54             209               489
  Foreign currency contracts........................................            --            --              --            14,971
                                                                      ------------  -------------  --------------  ----------------
TOTAL LIABILITIES...................................................        59,057        38,981         240,177            58,756
                                                                      ------------  -------------  --------------  ----------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING.........................  $  3,710,109   $ 9,084,022    $  9,858,303    $    5,430,076
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
CAPITAL SHARES
  Authorized (Par Value $0.01)......................................     Unlimited     Unlimited       Unlimited         Unlimited
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
  Shares Outstanding................................................       287,825       546,246         802,493           484,471
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE............  $      12.89   $     16.63    $      12.28    $        11.21
                                                                      ------------  -------------  --------------  ----------------
                                                                      ------------  -------------  --------------  ----------------

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998

                                                                         BERGER      BERGER       BERGER IPT-       BERGER/BIAM
                                                                        IPT-100   IPT-GROWTH &   SMALL COMPANY   IPT-INTERNATIONAL
                                                                          FUND    INCOME FUND     GROWTH FUND          FUND
                                                                        --------  ------------   -------------   -----------------
INVESTMENT INCOME
  INCOME
    Dividends.........................................................  $ 12,769   $   53,463     $     3,395        $150,442
    Interest..........................................................    18,084       56,645          55,343          12,600
    Foreign tax withholding...........................................        --           --              --          (7,653)
                                                                        --------  ------------   -------------       --------
      Total Income....................................................    30,853      110,108          58,738         155,389
                                                                        --------  ------------   -------------       --------
  EXPENSES
    Investment advisory fees..........................................    18,445       39,709          51,369          34,853
    Administrative services fee.......................................       246          529             571             387
    Accounting fees...................................................    15,083       15,083          15,083          12,994
    Custodian fees....................................................    12,221       21,818          13,863          30,468
    Transfer agent fees...............................................    10,478        8,810          12,199           9,352
    Audit fees........................................................     8,551        8,551           9,552          10,002
    Legal fees........................................................     2,334        4,181           5,189           3,907
    Trustees' fees and expenses.......................................       322          482             744             522
    Reports to shareholders...........................................     3,082        5,872          16,138           7,826
    Other expenses....................................................        72          142             171             120
                                                                        --------  ------------   -------------       --------
  GROSS EXPENSES......................................................    70,834      105,177         124,879         110,431
    Less fees waived and expenses reimbursed by advisor...............   (46,234)     (52,203)        (59,275)        (64,078)
    Less fees paid indirectly.........................................      (269)        (305)             --              --
    Less earnings credits.............................................      (691)        (698)           (484)         (1,358)
                                                                        --------  ------------   -------------       --------
    NET EXPENSES......................................................    23,640       51,971          65,120          44,995
                                                                        --------  ------------   -------------       --------
      NET INVESTMENT INCOME (LOSS)....................................     7,213       58,137          (6,382)        110,394
                                                                        --------  ------------   -------------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS
  Net realized gain (loss) on securities and foreign currency
    transactions......................................................  (199,333)    (546,982)     (1,141,963)       (229,058)
  Net change in unrealized appreciation (depreciation) on securities
    and foreign currency transactions.................................   567,945    1,742,890       1,414,843         645,925
                                                                        --------  ------------   -------------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS................................................   368,612    1,195,908         272,880         416,867
                                                                        --------  ------------   -------------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $375,825   $1,254,045     $   266,498        $527,261
                                                                        --------  ------------   -------------       --------
                                                                        --------  ------------   -------------       --------

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                      BERGER IPT-GROWTH & INCOME
                                             BERGER IPT-100 FUND                 FUND
                                          --------------------------  --------------------------
                                           YEAR ENDED     YEAR ENDED   YEAR ENDED     YEAR ENDED
                                            12/31/98       12/31/97     12/31/98       12/31/97
                                          -------------   ----------  -------------   ----------
FROM OPERATIONS
  Net investment income (loss)..........   $      7,213   $    3,505   $     58,137   $    9,021
  Net realized gain (loss) on securities
    and foreign currency transactions...       (199,333)      81,346       (546,982)      46,735
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......        567,945      (23,122)     1,742,890       80,868
                                          -------------   ----------  -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............        375,825       61,729      1,254,045      136,624
                                          -------------   ----------  -------------   ----------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income.................         (6,568)      (4,291)       (59,415)     (10,988)
  In excess of net investment income....             --           --           (218)          --
  Net realized gains on investments.....             --      (66,421)            --      (41,693)
  In excess of net realized gains on
    investments.........................         (1,714)          --             --       (1,809)
                                          -------------   ----------  -------------   ----------
NET DECREASE IN NET ASSETS FROM
 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS...........................         (8,282)     (70,712)       (59,633)     (54,490)
                                          -------------   ----------  -------------   ----------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............      3,139,142      901,641      7,293,615    1,091,415
Net asset value of shares issued in
 reinvestment of distributions..........          8,282       70,710         59,633       54,489
Payments for shares redeemed............     (1,038,750)     (60,772)      (964,756)     (71,293)
                                          -------------   ----------  -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM FUND SHARE TRANSACTIONS...      2,108,674      911,579      6,388,492    1,074,611
                                          -------------   ----------  -------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS...      2,476,217      902,596      7,582,904    1,156,745

NET ASSETS
Beginning of period.....................      1,233,892      331,296      1,501,118      344,373
                                          -------------   ----------  -------------   ----------
END OF PERIOD...........................   $  3,710,109   $1,233,892   $  9,084,022   $1,501,118
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................   $  3,338,427   $1,229,753   $  7,776,042   $1,388,922
Undistributed net investment income
 (loss).................................            919          147             --        1,278
Undistributed net realized gain (loss)
 from investments.......................       (201,338)        (164)      (547,800)      (1,972)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........        572,101        4,156      1,855,780      112,890
                                          -------------   ----------  -------------   ----------
  TOTAL.................................   $  3,710,109   $1,233,892   $  9,084,022   $1,501,118
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

TRANSACTIONS IN FUND SHARES
Shares sold.............................        260,915       77,915        496,555       82,469
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................            664        6,664          3,627        4,280
Shares repurchased......................        (84,839)      (5,379)       (66,025)      (5,575)
                                          -------------   ----------  -------------   ----------
NET INCREASE (DECREASE) IN SHARES.......        176,740       79,200        434,157       81,174
Shares outstanding, beginning of
 period.................................        111,085       31,885        112,089       30,915
                                          -------------   ----------  -------------   ----------
SHARES OUTSTANDING, END OF PERIOD.......        287,825      111,085        546,246      112,089
                                          -------------   ----------  -------------   ----------
                                          -------------   ----------  -------------   ----------

See notes to financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                          BERGER IPT-SMALL COMPANY GROWTH             BERGER/BIAM
                                                        FUND                    IPT-INTERNATIONAL FUND
                                          --------------------------------   -----------------------------
                                            YEAR ENDED        YEAR ENDED      YEAR ENDED     PERIOD ENDED
                                             12/31/98          12/31/97        12/31/98       12/31/97(1)
                                          ---------------   --------------   -------------   -------------
FROM OPERATIONS
  Net investment income (loss)..........   $       (6,382)   $         610    $    110,394    $     12,844
  Net realized gain (loss) on securities
    and foreign currency transactions...       (1,141,963)         (73,776)       (229,058)          4,516
  Net change in unrealized appreciation
    (depreciation) on securities and
    foreign currency transactions.......        1,414,843          153,881         645,925         (58,827)
                                          ---------------   --------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..............          266,498           80,715         527,261         (41,467)
                                          ---------------   --------------   -------------   -------------

FROM DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS
  Net investment income.................               --               --         (66,063)             --
  In excess of net investment income....           (3,942)              --              --              --
  Net realized gains on investments.....               --               --              --              --
  In excess of net realized gains on
    investments.........................               --               --          (8,494)             --
                                          ---------------   --------------   -------------   -------------
NET DECREASE IN NET ASSETS FROM
 DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS...........................           (3,942)              --         (74,557)             --
                                          ---------------   --------------   -------------   -------------

FROM FUND SHARE TRANSACTIONS
Proceeds from shares sold...............       17,333,156        5,788,243       2,511,975       2,827,321
Net asset value of shares issued in
 reinvestment of dividends and
 distributions..........................            3,921               --          69,387              --
Payments for shares redeemed............      (10,460,889)      (3,440,761)       (309,821)        (80,023)
                                          ---------------   --------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
 DERIVED FROM FUND SHARE TRANSACTIONS...        6,876,188        2,347,482       2,271,541       2,747,298
                                          ---------------   --------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS...        7,138,744        2,428,197       2,724,245       2,705,831

NET ASSETS
Beginning of period.....................        2,719,559          291,362       2,705,831              --
                                          ---------------   --------------   -------------   -------------
END OF PERIOD...........................   $    9,858,303    $   2,719,559    $  5,430,076    $  2,705,831
                                          ---------------   --------------   -------------   -------------
                                          ---------------   --------------   -------------   -------------

COMPONENTS OF NET ASSETS
Capital (par value and paid in
 surplus)...............................   $    9,510,772    $   2,642,040    $  5,018,839    $  2,747,298
Undistributed net investment income
 (loss).................................               --            1,020          43,128          40,266
Undistributed net realized gain (loss)
 from investments.......................       (1,241,723)         (97,912)       (218,989)        (22,906)
Net unrealized appreciation
 (depreciation) of securities and
 foreign currency transactions..........        1,589,254          174,411         587,098         (58,827)
                                          ---------------   --------------   -------------   -------------
  TOTAL.................................   $    9,858,303    $   2,719,559    $  5,430,076    $  2,705,831
                                          ---------------   --------------   -------------   -------------
                                          ---------------   --------------   -------------   -------------

TRANSACTIONS IN FUND SHARES
Shares sold.............................        1,480,619          494,997         231,445         284,348
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................              331               --           6,229              --
Shares repurchased......................         (903,929)        (298,793)        (29,584)         (7,967)
                                          ---------------   --------------   -------------   -------------
NET INCREASE (DECREASE) IN SHARES.......          577,021          196,204         208,090         276,381
Shares outstanding, beginning of
 period.................................          225,472           29,268         276,381              --
                                          ---------------   --------------   -------------   -------------
SHARES OUTSTANDING, END OF PERIOD.......          802,493          225,472         484,471         276,381
                                          ---------------   --------------   -------------   -------------
                                          ---------------   --------------   -------------   -------------

(1) For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

                                      BERGER IPT-100 FUND                               BERGER IPT-GROWTH & INCOME FUND
                               FOR A SHARE OUTSTANDING THROUGHOUT                      FOR A SHARE OUTSTANDING THROUGHOUT
                                     THE PERIODS PRESENTED                                   THE PERIODS PRESENTED
                     ------------------------------------------------------  ------------------------------------------------------
                      YEAR ENDED                                              YEAR ENDED
                     DECEMBER 31,      YEAR ENDED          PERIOD ENDED      DECEMBER 31,      YEAR ENDED          PERIOD ENDED
                         1998       DECEMBER 31, 1997  DECEMBER 31, 1996(1)      1998       DECEMBER 31, 1997  DECEMBER 31, 1996(1)
                     -------------  -----------------  --------------------  -------------  -----------------  --------------------
Net asset value,
 beginning of
 period.............  $    11.11       $    10.39            $  10.00         $    13.39       $    11.14            $  10.00
                     -------------  -----------------        --------        -------------  -----------------        --------
From investment
 operations
  Net investment
    income (loss)...        0.02             0.01                0.03               0.10             0.01                0.10
  Net realized and
    unrealized gains
    (losses) from
    investments.....        1.79             1.39                0.36               3.25             2.75                1.04
                     -------------  -----------------        --------        -------------  -----------------        --------
Total from
 investment
 operations.........        1.81             1.40                0.39               3.35             2.76                1.14
                     -------------  -----------------        --------        -------------  -----------------        --------

Less dividends and
 distributions
  Dividends (from
    net investment
    income).........       (0.02)           (0.04)                 --              (0.11)^          (0.10)                 --
  Distributions
    (from capital
    gains)..........          --            (0.64)                 --                 --            (0.39)                 --
  Distributions (in
    excess of
    capital
    gains)..........       (0.01)              --                  --                 --            (0.02)                 --
                     -------------  -----------------        --------        -------------  -----------------        --------
  Total dividends
    and
    distributions...       (0.03)           (0.68)                 --              (0.11)           (0.51)                 --
                     -------------  -----------------        --------        -------------  -----------------        --------
Net asset value, end
 of period..........  $    12.89       $    11.11            $  10.39         $    16.63       $    13.39            $  11.14
                     -------------  -----------------        --------        -------------  -----------------        --------
                     -------------  -----------------        --------        -------------  -----------------        --------
Total Return (2)....      16.29%           13.76%               3.90%             25.03%           24.99%              11.40%
                     -------------  -----------------        --------        -------------  -----------------        --------
                     -------------  -----------------        --------        -------------  -----------------        --------
Ratios/Supplemental
 Data:
  Net assets, end of
    period..........  $3,710,109       $1,233,892            $331,296         $9,084,022       $1,501,118            $344,373
  Net expense ratio
    to average net
    assets (3)......       1.00%            1.00%(5)            1.00%(4)(5)        1.00%            1.00%(5)            1.00%(4)(5)
  Ratio of net
    income (loss) to
    average net
    assets..........       0.29%            0.51%               0.50%(4)           1.10%            1.39%               1.80%(4)
  Gross expense
    ratio to average
    net assets......       2.88%            9.18%               7.69%(4)           1.99%            9.62%               7.70%(4)
  Portfolio turnover
    rate............        258%             246%                 56%               426%             215%                 60%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

^  Distributions in excess of net investment income for the year ended December
    31, 1998, amounted to less than $0.01 on a per share basis.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER IPT-SMALL COMPANY GROWTH FUND
For a Share Outstanding Throughout the Periods Presented

                                 YEAR ENDED
                                DECEMBER 31,       YEAR ENDED           PERIOD ENDED
                                    1998        DECEMBER 31, 1997   DECEMBER 31, 1996(1)
                                -------------   -----------------   --------------------
Net asset value, beginning of
 period.......................   $    12.06        $     9.95             $  10.00
                                -------------   -----------------         --------
From investment operations
  Net investment income
    (loss)....................           --                --                 0.01
  Net realized and unrealized
    gains (losses) from
    investments...............         0.23              2.11                (0.06)
                                -------------   -----------------         --------
Total from investment
 operations...................         0.23              2.11                (0.05)
                                -------------   -----------------         --------
Less dividends and
 distributions
  Dividends (from net
    investment income)........           --                --                   --
  Dividends (in excess of net
    investment income)........        (0.01)               --                   --
  Distributions (from capital
    gains)....................           --                --                   --
                                -------------   -----------------         --------
Total dividends and
 distributions................        (0.01)               --                   --
                                -------------   -----------------         --------
Net asset value, end of
 period.......................   $    12.28        $    12.06             $   9.95
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Total Return (2)..............        1.87%            21.21%               (0.50%)
                                -------------   -----------------         --------
                                -------------   -----------------         --------
Ratios/Supplemental Data:

  Net assets, end of period...   $9,858,303        $2,719,559             $291,362
  Net expense ratio to average
    net assets (3)............        1.15%             1.15%(5)             1.15%(4)(5)
  Ratio of net income (loss)
    to average net assets.....       (0.11%)            0.05%                0.14%(4)
  Gross expense ratio to
    average net assets........        2.19%             5.81%                8.57%(4)
  Portfolio turnover rate.....         147%              194%                  80%

------------------------------
1. For the period from May 1, 1996 (commencement of investment operations) to December 31, 1996.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

BERGER/BIAM IPT-INTERNATIONAL FUND
For a Share Outstanding Throughout the Periods Presented

                                                                           YEAR ENDED           PERIOD ENDED
                                                                        DECEMBER 31, 1998   DECEMBER 31, 1997(1)
                                                                        -----------------   --------------------
Net asset value, beginning of period..................................     $     9.79            $    10.00
                                                                        -----------------       -----------
From investment operations
  Net investment income (loss)........................................           0.08                  0.05
  Net realized and unrealized gains (losses) from investments                    1.50                 (0.26)
                                                                        -----------------       -----------
  Total from investment operations....................................           1.58                 (0.21)
                                                                        -----------------       -----------

Less dividends and distributions
  Dividends (from net investment income)..............................          (0.14)                   --
  Distributions (from capital gains)..................................             --                    --
  Distributions (in excess of capital gains)..........................          (0.02)                   --
                                                                        -----------------       -----------
  Total dividends and distributions...................................          (0.16)                   --
                                                                        -----------------       -----------
  Net asset value, end of period......................................     $    11.21            $     9.79
                                                                        -----------------       -----------
                                                                        -----------------       -----------
  Total Return (2)....................................................         16.13%                (2.10%)
                                                                        -----------------       -----------
                                                                        -----------------       -----------
Ratios/Supplemental Data:

  Net assets, end of period...........................................     $5,430,076            $2,705,831
  Net expense ratio to average net assets (3).........................          1.20%                 1.20%(4)(5)
  Ratio of net income (loss) to average net assets....................          2.85%                 0.86%(4)
  Gross expense ratio to average net assets...........................          2.85%                 3.83%(4)
  Portfolio turnover rate.............................................            20%                   14%

------------------------------
1. For the period from May 1, 1997 (commencement of investment operations) to December 31, 1997.

2.  Total return not annualized for periods of less than one full year.

3. Net expenses represent gross expenses reduced by fees waived and expenses reimbursed by the Advisor. Gross and net expenses do not include the deduction of any charges attributable to any particular variable insurance contract.

4.  Annualized.

5.  Restated to conform with new presentation standards.

See notes to financial statements.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Berger Institutional Products Trust (the "Trust"), a Delaware business trust, was established on October 17, 1995 as a diversified open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the series comprising Berger IPT-100 Fund ("IPT-100"), Berger IPT-Growth and Income Fund ("IPT-G&I"), Berger IPT-Small Company Growth Fund ("IPT-SCG") and Berger/BIAM IPT-International Fund ("IPT-International"), (individually the "Fund" and collectively the "Funds") are the only portfolios established under the Trust, although others may be added in the future. The Funds commenced investment operations on May 1, 1996, except for IPT-International which commenced investment operations on May 1, 1997.

    The Trust is registered under the Investment Company Act of 1940 and its shares are registered under the Securities Act of 1933 (the "Acts"). Shares of each Fund are fully paid and non-assessable when issued. All shares issued by a particular Fund participate equally in dividends and other distributions by that Fund. The Trust's shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies and to qualified plans. All costs incurred in organizing the Trust were paid by Berger Associates, Inc. ("Berger"), the investment advisor to IPT-100, IPT-G&I and IPT-SCG and by BBOI Worldwide LLC ("BBOI"), the investment advisor to IPT-International.

    On April 15, 1996, Berger purchased 25,000 shares of each of IPT-100, IPT-G&I and IPT-SCG at a net asset value of $10.00 per share. On May 1, 1997, Berger purchased a variable annuity contract through which it indirectly owns 200,000 shares of the IPT-International for $2 million. At December 31, 1998, Berger, directly or indirectly, owned 9%, 5%, 3% and 42% of the outstanding shares of IPT-100, IPT-G&I, IPT-SCG and IPT-International, respectively.

SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATION

    Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and asked prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the exchange. Securities that are traded on the over-the-counter market are valued at the mean between their current bid and asked prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

    Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares in the Funds are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees.

FORWARD CONTRACTS AND OPTIONS

    Each Fund may hold certain types of forward foreign currency contracts and/or options (except for IPT-International, which may only hold forward foreign currency exchange contracts) for the purpose of hedging each portfolio against

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) exposure to market fluctuations. The use of such instruments may involve certain risks as a result of unanticipated movements in the market. A lack of correlation between the value of such instruments and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for the instrument. Realized gains or losses on these securities are included in Net Realized Gain (Loss) on Investments and Foreign Currency Transactions in the Statement of Operations.

CONCENTRATION OF RISK

    The Funds may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

CALCULATION OF NET ASSET VALUE

    Each Fund's per share calculation of net asset value is determined by dividing the total value of its assets, less liabilities, by the total number of shares outstanding.

FEDERAL INCOME TAX STATUS

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required.

FOREIGN CURRENCY TRANSLATION

    Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation. The cost of securities is translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

    Investment transactions are accounted for on the date investments are purchased or sold. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are computed on the identified cost basis for both financial statement and federal income tax purposes for all securities.

COMMON EXPENSES

    Certain expenses, which are not directly allocable to a specific Fund of the Trust, are allocated to the Funds on the basis of relative net assets.

USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (CONTINUED)

2. AGREEMENTS

    Berger serves as the investment advisor to IPT-100, IPT-G&I and IPT-SCG and BBOI serves as the investment advisor to IPT-International. Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM") each own 50% of BBOI. BBOI has delegated the day-to-day portfolio management of IPT-International to BIAM. As compensation for their services to the Funds, Berger and BBOI receive an investment advisory fee, which is accrued daily at the applicable rate and paid monthly. The fees are based on an annual rate of each Fund's average daily net assets as follows: IPT-100 and IPT-G&I at .75%; IPT-SCG and IPT-International at
 .90%. As sub-advisor to IPT-International, BIAM receives a sub-advisory fee from BBOI at an annual rate of .40% of the average daily net assets of the Fund. Such sub-advisory fees have been voluntarily waived by BIAM for the period from May
1, 1997 to October 15, 2000. Berger and BBOI have agreed to waive their advisory fees and reimburse expenses to the Funds to the extent that normal operating expenses in any fiscal year (including the advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses) exceed 1.00% of the average daily net assets of both IPT-100 and IPT-G&I, 1.15% of the average daily net assets of IPT-SCG and 1.20% of the average daily net assets of IPT-International.

    IPT-100, IPT-G&I and IPT-SCG have entered into administrative services agreements with Berger. The administrative services agreements provide for an annual fee of .01% of the average daily net assets of each Fund accrued daily and paid monthly. IPT-International has entered into an administrative services agreement with BBOI. The administrative services agreement provides for a fee at an annual rate of .01% of the average daily net assets of the Fund accrued daily and paid monthly. BBOI has delegated the day-to-day administrative duties to Berger. Berger receives a sub-administration fee from BBOI at an annual rate of
 .20% of the average daily net assets of IPT-International. Berger has voluntarily waived such sub-administration fee for the period from May 1, 1997 to December 31, 1998.

    The Trust has entered into a recordkeeping and pricing agreement with Investors Fiduciary Trust Company ("IFTC"), who also serves as each Fund's custodian and transfer agent. The recordkeeping and pricing agreement provides for the monthly payment of a base fee per Fund plus a fee computed as a percentage of average daily net assets on a total relationship basis. IFTC's fees for custody, recordkeeping, pricing, and transfer agency services are subject to reduction by credits earned by each Fund, based on the cash balances of the Fund held by IFTC as custodian or by credits received from directed brokerage transactions.

    DST Systems, Inc. ("DST"), an affiliate of Berger through a degree of common ownership, provides shareholder accounting services to the Funds. DST Securities, Inc., a wholly owned subsidiary of DST, is designated as an introductory broker on certain portfolio transactions. The Funds receive an amount equal to the brokerage commissions paid to DST Securities, Inc. as credits against transfer agent fees and expenses. For the year ended December 31, 1998, the Funds received the following earnings credits totaling $269 and $305 from IPT-100 and IPT-G&I, respectively. IPT-SCG and IPT-International had no earnings credits.

    Certain officers and/or directors of Berger and BBOI are also officers and/or trustees of the Trust. Trustees who are not affiliated with Berger or BBOI received trustees' fees totaling $322, $482, $744 and $522 from IPT-100, IPT-G&I, IPT-SCG, and IPT-International Fund, respectively, for the year ended December 31, 1998.

    The Funds adopted a director/trustee fee deferral plan (the "Plan") which allows the directors/trustees to defer the receipt of all or a portion of the trustee fees payable. The deferred fees remain in the Berger Funds and are invested in various Berger Funds until distribution in accordance with the Plan.

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (CONTINUED)

3. INVESTMENT TRANSACTIONS

A. Purchases and Sales

    Purchases and sales of investment securities, by Fund (excluding short-term securities) for the year ended December 31, 1998, were as follows:

FUND                                                             PURCHASES        SALES
-------------------------------------------------------------  -------------  -------------
IPT-100......................................................  $   7,054,699  $   5,419,314
IPT-G&I......................................................     24,661,727     18,741,871
IPT-SCG......................................................     13,030,377      6,993,344
IPT-International............................................      2,709,803        726,644

    There were no purchases or sales of long-term U.S. Government securities during the period.

B. Unrealized Appreciation, Unrealized Depreciation and Federal Tax Cost of Securities

    At December 31, 1998, the federal tax cost of securities and composition of unrealized appreciation (the excess of value over tax cost) and unrealized depreciation (the excess of tax cost over value) for securities was as follows:

                                                       GROSS         GROSS
                                      FEDERAL TAX    UNREALIZED    UNREALIZED
FUND                                      COST      APPRECIATION  DEPRECIATION      NET
------------------------------------  ------------  ------------  ------------  ------------
IPT-100.............................  $  3,179,412  $    580,795   $  (46,854)  $    533,941
IPT-G&I.............................     7,364,904     1,804,169      (77,228)     1,726,941
IPT-SCG.............................     8,477,686     1,754,985     (384,908)     1,370,077
IPT-International...................     4,796,386       870,162     (274,397)       595,765

C. Federal Income Taxes

    Dividends received by shareholders of the Funds which are derived from foreign source income and foreign taxes paid by the Funds are to be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Funds.

    For the fiscal year ended December 31, 1998, 78% and 81% of the ordinary income distributions declared by the IPT-100, and IPT-G&I respectively, qualified for the dividends received deduction available to corporate shareholders. The IPT-SCG and IPT-International distributions from ordinary income did not qualify for the dividends received deduction to corporate shareholders for the fiscal year ended December 31, 1998.

    At December 31, 1998, the IPT-100, IPT G&I and IPT-International had $156,868, $418,961 and $172,062, respectively, in net capital loss carryovers which expire in the year 2006. IPT-SCG had $16,903, $39,451 and $931,350 in capital loss carryovers, which expire in the years 2004, 2005, and 2006 respectively. The capital loss carryovers may be used to offset future realized capital gains for federal income tax purposes.

    Additionally, IPT-100 and IPT-SCG incurred and elected to defer post-October 31 net capital losses of $6,312 and $34,842, respectively, to the year ended December 31, 1999. IPT-International incurred and elected to defer post-October 31 net capital losses and currency losses amounting to $45,992 to the year ended December 31, 1999.

    During the year ended December 31, 1998, IPT-International Fund paid $7,653 of foreign taxes on $52,105 of foreign source income. The IPT-International will make the foreign tax credit election to pass through these taxes to the shareholders.

    The Funds distribute net realized capital gains, if any, to their shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to the differing treatment of net operating losses, wash sale deferrals, capital loss carryforwards and foreign currency transactions. Accordingly, these

                      BERGER INSTITUTIONAL PRODUCTS TRUST

                         NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1998 (CONTINUED)

3. INVESTMENT TRANSACTIONS (CONTINUED)
permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in-capital. During the year ended December 31, 1998, the following reclassifications were made.

                                                                             IPT-100     IPT-G&I    IPT-SCG   IPT-INTERNATIONAL
                                                                           -----------  ---------  ---------  ----------------
Paid in Capital..........................................................   $      --   $  (1,372) $  (7,456)    $       --
Undistributed Net Investment Income......................................         127         218      9,304        (41,469)
Undistributed Net Realized Gain..........................................        (127)      1,154     (1,848)        41,469

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of

Berger Institutional Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berger IPT-100 Fund, Berger IPT-Growth and Income Fund, Berger IPT-Small Company Growth Fund and Berger/BIAM IPT-International Fund (constituting Berger Institutional Products Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Denver, Colorado

January 29, 1999